UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 20, 2010
Date of Earliest Event Reported: October 6, 2010

COMMUNITY ALLIANCE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53406	42-1663174
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9595 Six Pines Drive, Suite 8210
The Woodlands, TX 77380
(Address of principal executive offices)(Zip Code)

4980 Silver Pine Drive
Castle Rock, Colorado 80108
(Address of former principal executive offices)(Zip Code)

Registrant's telephone number, including area code: 905-228-3290

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Effective October 6, 2010, Community Alliance, Inc. (the “Company”, “we” and “us”) terminated the client auditor relationship between the Company and Ronald R. Chadwick, P.C. ("Chadwick") and Chadwick was terminated as the Company’s independent auditor.   On October 6, 2010, the Company appointed LBB & Associates Ltd., LLP (“LBB”) as the Company’s principal independent accountant to fill the vacancy left by Chadwick’s departure.  The decision to engage LBB was recommended, approved and ratified by the Company’s Board of Directors effective October 6, 2010.

Chadwick's report on the financial statements of the Company for the fiscal years ended November 30, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except for a modification with regard to substantial doubt about the Company's ability to continue as a going concern.

During the Company’s two most recent fiscal years ended November 30, 2009 and 2008, and the subsequent period through the date of the termination of Chadwick, October 6, 2010, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement(s), if not resolved to the satisfaction of Chadwick, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report as described in Item 304 (a)(1)(iv) of Regulation S-K.

There have been no reportable events as provided in Item 304(a)(1)(iv) of Regulation S-K during the Company's fiscal years ended November 30, 2009 and 2008, and any later interim period, including the interim period up to and including the date the relationship with Chadwick ceased.

The Company authorized Chadwick to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has requested that Chadwick review the disclosure and Chadwick has been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.

The Company has not previously consulted with LBB regarding either (i) the application of accounting principles to a specific completed or contemplated transaction; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) a reportable event (as provided in Item 304(a)(1)(v) of Regulation S-K) during the Company's fiscal years ended November 30, 2009 and 2008, and any later interim period, including the interim period up to and including the date the relationship with Chadwick ceased. LBB has reviewed the disclosure required by Item 304(a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304(a). LBB did not furnish a letter to the Commission.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.	DESCRIPTION

16.1*	Letter from Ronald R. Chadwick, P.C.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMMUNITY ALLIANCE, INC.

Date: October 20, 2010	By: /s/ James Rowan
James Rowan
Director